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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ==========================

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 14, 2001


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                                1-12574                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
---------------------------------------- ------------------------------------- -------------------------------------


                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON MARCH 14, 2001.

                    TEXAS BIOTECHNOLOGY TO DEVELOP ARGATROBAN
                    AS A TREATMENT FOR ACUTE ISCHEMIC STROKE

HOUSTON, TX, MARCH 14, 2001 - Texas Biotechnology Corporation (AMEX:TXB) today announced that it has begun enrollment of a Phase II multi-center, placebo-controlled trial (ARGIS-I) to assess the safety and efficacy of Argatroban in patients with acute ischemic stroke. This is the first clinical trial in the U.S. to evaluate the use of a direct thrombin inhibitor as a treatment for ischemic stroke.

Argatroban has been approved as a treatment for ischemic stroke since 1996 in Japan where it is marketed by Mitsubishi-Tokyo Pharmaceuticals, Inc.

Late last year, Argatroban was approved by the U.S. Food & Drug Administration as an anticoagulant for the prophylaxis or treatment of thrombosis in patients with heparin-induced thrombocytopenia (HIT). GlaxoSmithKline is responsible for the sales and marketing of Argatroban in HIT. Texas Biotechnology and Mitsubishi are funding the Phase II ARGIS-I trial in ischemic stroke.

ARGIS-I is expected to include 180 ischemic stroke patients and over 30 major stroke centers in North America. Argatroban is an anticoagulant that is administered by intravenous infusion.

Marian P. LaMonte, M.D., M.S.N., Assistant Professor of Neurology and Surgery, University of Maryland School of Medicine, Director, The Maryland Brain Attack Program, University of Maryland Medical Center, and the primary investigator for the ARGIS-I trial, stated, "I am encouraged by the experience Japanese physicians have had with this drug in treating ischemic stroke patients during the past several years. Time of treatment is a major limiting factor in our ability to treat stroke patients. Based on both the Japanese experience and preclinical results in the U.S., our hope is that Argatroban will increase this window of opportunity for treatment beyond the current 3 hour limitation associated with tPA. The ARGIS-I trial will explore a window from 0-12 hours."

As a direct inhibitor of thrombin, including clot bound thrombin, Argatroban may influence both the primary clot, which caused the stroke, as well as the collateral and microcirculation of the brain in and around the original infarction. Through this mechanism, it is possible that additional clots may be prevented from forming. This effect was seen in patients in the Phase III trials for HIT where there was a reduction of secondary thrombus formation following initiation of Argatroban.

David B. McWilliams, President and CEO of Texas Biotechnology, added, "There is a growing body of evidence that vascular treatments for stroke may offer certain patients significant benefits. We have high hopes that this Phase II trial will provide evidence that Argatroban can be used safely in this patient population and either reverse or reduce the negative effects many stroke patients experience including loss of physical and mental functionality and death."

ARGIS-I
The treatment window under evaluation in the Argatroban trial is within 12 hours of onset of
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symptoms with data being evaluated in two groups: 0 to 6 hours and 6 to 12 hours. Patients who present within the 0 to 3 hour window who are not candidates for tPA, the only approved product for ischemic stroke, will also be eligible to participate in the Argatroban trial. Neurologic assessments will be made using traditional and well-accepted measures: the Modified Rankin Scale (mRS), Barthel Index (BI) and National Institute of Health Stroke Scale (NIHSS). These measures will be evaluated at 30, 60 and 90 days. Safety, the primary endpoint for this study, will be assessed in terms of incidence of major bleeding.

Stroke Market
According to the National Stroke Association, there are 160,000 deaths per year in the U.S. as a result of a stroke - making stroke the third leading cause of death. There are approximately 720,000 individual stroke patients per year of which 600,000 are ischemic stroke patients. From 1986 to 1996 the death rate from stroke declined by 14.8% but the number of stroke deaths rose by 6.9%. 60.9% of stroke fatalities are female.

At this time, intravenous tPA is the only approved product for use in acute ischemic stroke patients. The drug must be used within 3 hours of the initial onset of symptoms, yet data from market research show that less than 10% of patients reach the hospital in time to be treated. Overall, only 5 to 10% receive tPA.

A conference call is scheduled for 4 PM EST today, March 14. Dr. LaMonte and members of Texas Biotechnology's management team will be present to discuss the initiation of ARGIS-I.

     TO PARTICIPATE IN THE CALL, DIAL (800) 450-0821 AND ASK FOR THE TEXAS BIOTECHNOLOGY CONFERENCE CALL. THE INTERNATIONAL DIAL-IN NUMBER IS (612) 332-0630. A REPLAY OF THE CONFERENCE CALL WILL ALSO BE AVAILABLE BEGINNING
   AT 7:00 PM EST ON WEDNESDAY, MARCH 14, 2001 AND WILL END ON FRIDAY, MARCH 16, 2001 AT 11:59 PM EST. TO ACCESS THE CALL DIAL (800) 475-6701 IN THE UNITED STATES AND (320) 365-3844 FOR INTERNATIONAL ACCESS. THE ACCESS CODE
                            FOR THE REPLAY IS 576634.

  TEXAS BIOTECHNOLOGY IS A BIOPHARMACEUTICAL COMPANY FOCUSED ON THE DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION OF SMALL MOLECULE DRUGS TO TREAT A VARIETY OF
     VASCULAR DISEASES INCLUDING THROMBOSIS, PULMONARY HYPERTENSION, HEART
                              FAILURE AND ASTHMA.

This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required governmental approval, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Texas Biotechnology has filed with the Securities and Exchange Commission. The Company undertakes no duty to update or revise these forward-looking statements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 14, 2001              TEXAS BIOTECHNOLOGY CORPORATION


                                        /s/ Stephen L. Mueller
                                     -------------------------------------------
                                     Stephen L. Mueller
                                     Vice President, Finance and Administration,
                                     Secretary and Treasurer